Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Quarterly Report of Benacquista Galleries, Inc. (the "Company"), on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the Report"), I, James Price, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


/s/ James Price
-------------------
James Price
Chief Executive Officer
Duly Authorized Officer and Principal
Financial and Accounting Officer

Date: December 22, 2004